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                                                                    EXHIBIT 99.1



                         CONSENT OF DIRECTOR NOMINEE


     The undersigned consents to being named in Rainbow Rentals, Inc.'s Registration Statement on Form S-1 (No. 333-48769) filed with the Securities and Exchange Commission.





Dated: May 12, 1998                  By: /s/ Brian L. Burton
                                        -----------------------
                                        BRIAN L. BURTON
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                                                                    Exhibit 99.1
                                                                      continued.

                          CONSENT OF DIRECTOR NOMINEE

     The undersigned consents to being named in Rainbow Rentals, Inc.'s Registration Statement on Form S-1 (No. 333-48769) filed with the Securities and Exchange Commission.

Dated: May 14, 1998            By:    /s/ Ivan J. Winfield
                                  --------------------------------------------
                                      IVAN J. WINFIELD